UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2020

LendingTree, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11115 Rushmore Drive Charlotte NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 541-5351

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TREE	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 16, 2020 LendingTree, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Ventures Holdco II, LLC, a wholly owned subsidiary of GCI Liberty, Inc. (the “Selling Stockholder”) and Goldman Sachs & Co. LLC (the “Underwriter”), relating to an underwritten secondary public offering of 2,955,984 shares of common stock, par value $0.01 per share (the “common stock”), of the Company being sold by the Selling Stockholder (the “Public Offering”). The Public Offering closed on November 18, 2020.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and the Selling Stockholder and also provides for customary indemnification by each of the Company, the Selling Stockholder and the Underwriter against certain liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Contemporaneously with the Public Offering, the Selling Stockholder also offered an additional 488,005 shares of common stock pursuant to a private placement purchased by Royal Bank of Canada (the “Concurrent Private Placement”).

Item 5.02. Departure of Directors or Certain Officers.

On November 16, 2020, Courtnee Chun, a director previously nominated by GCI Liberty, Inc. pursuant to the “Spinco Agreements” with GCI Liberty, Inc. as previously disclosed in the Company’s proxy statement under “Certain Relationships and Related Transactions”, gave notice of her resignation as a member of the Board, effective as of the Fall-Away Date (as such term is defined in the “Spinco Agreements”). The termination of Ms. Chun’s services was pursuant to Section 3(b) of the “Spinco Agreements” as a result of the Public Offering and Concurrent Private Placement and was not a result of any disagreement with the Company or its management.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 16, 2020, by and among LendingTree, Inc., Ventures Holdco II, LLC, and Goldman Sachs & Co. LLC.
5.1	Opinion of the Co-General Counsel of LendingTree, Inc.
23.1	Consent of the Co-General Counsel of LendingTree, Inc. (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingTree, Inc.

Dated: November 18, 2020	By:	/s/ J.D. Moriarty
J.D. Moriarty Chief Financial Officer